UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-2503
                                   ------------


                             AXP FIXED INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     8/31
                         --------------
Date of reporting period:    8/31
                         --------------

Annual Report                                                      (logo)
                                                              RiverSource(SM)
                                                                     Investments

RiverSource(SM)
Diversified Bond Fund

Annual Report for the
Period Ended Aug. 31, 2005

> RiverSource Diversified Bond Fund (formerly AXP(R) Diversified Bond Fund) seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      25

Notes to Financial Statements             28

Report of Independent Registered
   Public Accounting Firm                 41

Federal Income Tax Information            42

Fund Expenses Example                     45

Board Members and Officers                47

Approval of Investment Management
   Services Agreement                     50

Proxy Voting                              52

[DALBAR LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

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2 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Fund Snapshot AT AUG. 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                       Since           Years in industry
Jamie Jackson, CFA                       6/03                   17
Scott Kirby                              2/03                   19
Tom Murphy, CFA                          2/03                   19
Nicholas Pifer, CFA                      2/03                   15
Jennifer Ponce de Leon                   2/03                   16

FUND OBJECTIVE

For investors seeking a high level of current income while conserving the value of the investment for the longest period of time.

Inception dates by class
A: 10/3/74    B: 3/20/95   C: 6/26/00   I: 3/4/04    Y: 3/20/95

Ticker symbols by class
A: INBNX      B: ININX     C: AXBCX     I: --        Y: IDBYX

Total net assets                                         $2.479 billion

Number of holdings                                                  399

Weighted average life(1)                                     6.10 years

Effective duration(2)                                         3.8 years

Weighted average bond rating(3)                                     AA+

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

    DURATION
SHORT   INT.  LONG
         X          HIGH
         X          MEDIUM   QUALITY
         X          LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(PIE CHART)

Mortgage-Backed 36.9%
Corporate Bonds* 21.6%
U.S. Government Obligations & Agencies 20.6%
Commercial
Mortgage-Backed 11.0%
Short-Term Securities** 4.2%
Asset-Backed 3.8%
Foreign Government 1.8%
Other 0.1%

  * Includes 7.8% Financials, 5.2% Telecommunication, 3.2% Utilities, 2.0% Consumer Discretionary, 1.4% Industrials, 0.7% Health Care, 0.5% Energy, 0.5% Materials and 0.3% Consumer Staples.

 ** Of the 4.2%, 0.7% is due to security lending activity and 3.5% is the Fund's cash equivalent position.

CREDIT QUALITY SUMMARY

Percentage of bond portfolio assets

AAA bonds                                                          76.2%
AA bonds                                                            6.4
A bonds                                                             5.8
BBB bonds                                                           7.8
Non-investment grade bonds                                          3.8

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 0.3% of the portfolio rating above was determined through internal analysis.

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

There are risks associated with an investment in a bond fund, including the impact of interest rates and credit. These and other risk considerations are discussed in the fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Lower-rated bonds generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Fund holdings are subject to change.

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3 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                      +4.38%          +4.15%           +4.38%

+4.38% = RiverSource Diversified Bond Fund Class A (excluding sales charge) +4.15% = Lehman Brothers Aggregate Bond Index (unmanaged)
+4.38% = Lipper Intermediate Investment Grade Index

(see "The Fund's Long-term Performance" for Index descriptions)-

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                              Class A                   Class B                     Class C               Class I    Class Y
(Inception dates)            (10/3/74)                 (3/20/95)                   (6/26/00)             (3/4/04)   (3/20/95)
                                                               After                        After
                        NAV(1)      POP(2)         NAV(1)     CDSC(3)        NAV(1)        CDSC(4)        NAV(5)     NAV(6)
at Aug. 31, 2005
1 year                  +4.38%      -0.58%        +3.39%      -1.61%         +3.60%        +2.60%         +4.53%     +4.34%
3 years                 +4.94%      +3.25%        +4.15%      +2.91%         +4.22%        +4.22%           N/A      +5.11%
5 years                 +5.66%      +4.64%        +4.86%      +4.53%         +4.86%        +4.86%           N/A      +5.83%
10 years                +5.86%      +5.34%        +5.06%      +5.06%           N/A           N/A            N/A      +6.01%
Since inception         +9.41%      +9.24%        +5.74%      +5.74%         +5.20%        +5.20%         +4.00%     +6.70%

at Sept. 30, 2005
1 year                  +2.88%      -2.00%        +2.11%      -2.84%         +2.12%        +1.13%         +3.24%     +3.05%
3 years                 +4.32%      +2.64%        +3.53%      +2.27%         +3.60%        +3.60%           N/A      +4.48%
5 years                 +5.39%      +4.37%        +4.60%      +4.26%         +4.60%        +4.60%           N/A      +5.52%
10 years                +5.61%      +5.10%        +4.81%      +4.81%           N/A           N/A            N/A      +5.76%
Since inception         +9.35%      +9.18%        +5.59%      +5.59%         +4.92%        +4.92%         +3.19%     +6.55%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to RiverSource Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, the portfolio management team for RiverSource Diversified Bond Fund (formerly AXP Diversified Bond Fund) discusses the Fund's results and positioning for the annual period ended Aug. 31, 2005.

Q:  How did RiverSource Diversified Bond Fund perform for the fiscal year?

A: RiverSource Diversified Bond Fund's Class A shares gained 4.38%, excluding sales charge, for the 12 months ended Aug. 31, 2005. The Fund outperformed its benchmark, the Lehman Brothers Aggregate Bond Index (Lehman Index), which rose 4.15%, and performed in line with the Lipper Intermediate Investment Grade Index, representing the Fund's peer group, which advanced 4.38%.

Q:  What market conditions were present during the annual period?

A: Overall, the fixed income yield curve flattened significantly during the fiscal year, with long-term rates falling while short-term rates rose. This dramatic reshaping of the yield curve was driven by the Federal Reserve Board's (the Fed) decision to tighten monetary policy a total of eight times during the period. This put upward pressure on short-term bond yields, and moderate economic growth put downward pressure on intermediate/long-term bond yields. Strong global demand for U.S. financial assets -- notably from foreign central banks -- also contributed to keeping intermediate bond yields low.

    High yield and emerging market debt outperformed other fixed income assets during the period, as these sectors benefited from both solid fundamentals and a strong demand for the extra yield these sectors historically can provide. Investment grade corporate bonds also performed well for the fiscal year, but stumbled significantly in March and April.

SEC YIELDS

At Aug. 31, 2005 by class
A: 3.61% B: 3.03% C: 3.04% I: 4.12% Y: 3.95%

At Sept. 30, 2005 by class
A: 3.65% B: 3.08% C: 3.08% I: 4.18% Y: 3.97%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

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5 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> The Fund's returns were also helped by a modest position in non-U.S. dollar bonds. [END CALLOUT QUOTE]

    Mortgages performed well during the period because the environment was generally positive for mortgages, as volatility declined significantly and prepayments were fairly predictable. Somewhat offsetting these positives were important changes in the agencies, such as Fannie Mae and Freddie Mac, which began to shrink their portfolio of mortgage-backed securities in response to increased oversight from Congress. Also, the dramatic flattening of the yield curve lessened the incentive for banks and other financers to borrow via short rates and invest in longer maturities.

Q:  What factors most significantly affected Fund performance?

A: On the positive side, the Fund maintained a shorter duration than the Lehman Index throughout the period, since we believed interest rates were headed higher as the economy gained traction and the Fed continued to tighten monetary policy as a result. The Fund's duration was 3.8 years as of Aug. 31, 2005. In addition, for the first half of the fiscal year, we emphasized longer maturity bonds and cash over short- to intermediate-term maturities. As the yield curve flattened through the second half of the period, with short-term rates rising more than long-term rates, the portfolio benefited from this strategy.

    The Fund benefited from its exposure to high quality commercial mortgage-backed securities, which are securities based on pools of commercial mortgages, and asset-backed securities. The Fund had a sizable exposure to investment grade corporate bonds for most of the fiscal year, and strong issue selection helped the Fund's results. A modest allocation to high yield bonds further boosted the Fund's performance, as this sector as a whole performed well during the period.

    The Fund's returns were also helped by a modest position in non-U.S. dollar bonds. We successfully were able to add value when the U.S. dollar weakened in the latter months of 2004. Although the dollar fully regained its ground in the first seven months of 2005, it weakened again in August. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa.

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6 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers

    Detracting somewhat from Fund returns were the Fund's holdings within the mortgage sector. The Fund maintained a defensive profile within this sector of higher coupon securities and bonds that we believed would hold their values as rates migrated higher. However, the path to higher rates was quite gradual during the fiscal period. This defensive positioning did not provide a significant performance advantage.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We kept the Fund's duration shorter than the Lehman Index throughout the period, but we made minor adjustments to portfolio duration based on changing market conditions.

    As the yield curve flattened dramatically, we reduced the portfolio's sensitivity to changes in interest rates. We did this by seeking exposure to securities with maturities more evenly distributed across the yield curve. In our view, the yield curve flattening had largely run its course.

    The Fund's sector positioning remained generally unchanged. Through the year, we did adjust the Fund's exposure to high yield securities in response to shifts in the difference between the yields of these securities and U.S. Treasuries. We ended the fiscal year with the Fund near its lowest allocation to high yield bonds held during the 12 months. Generally, though, we continued to favor more conservative alternatives, such as AAA-rated commercial mortgage-backed securities, asset-backed securities and certain mortgage products, which, in our view, offer attractive yield as well as the kind of defensive characteristics we want in the current market environment.

    In all, the Fund's portfolio turnover was high but added value to the portfolio. A significant portion of the Fund's 300% turnover rate this past fiscal year was the result of "roll" transactions in liquid derivatives and U.S. Treasury notes. In the derivative securities, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. For U.S. Treasury notes, existing holdings are sold and newly minted securities with better liquidity are purchased. These transactions affect the Fund's turnover rate but do not change the risk exposure or result in material transaction costs.

Q:  How do you intend to manage the Fund in the coming months?

A: We intend to maintain the Fund's duration shorter than that of the benchmark, the Lehman Index, for the near term. Our best assessment at this time leads us to believe that the devastation caused by Hurricane Katrina will have only a transitory impact on the

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7 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months -- especially so in the aftermath of Hurricane Katrina. [END CALLOUT QUOTE]

    U.S. economy overall. We expect energy shortages to be temporary and oil prices to recede as refining and production capacities come back in line. We expect the Fed to focus on the risks to higher inflation caused by higher energy prices, supply-chain disruptions and the strain on resources resulting from the massive rescue, relief and rebuilding efforts now underway. As a result, we expect the Fed to continue to raise the targeted federal funds rate through the balance of 2005.

    We believe fixed income yields will move higher in the months ahead. From a sector perspective, we intend to cautiously increase the Fund's allocation to investment grade corporate bonds, though, importantly, we continue to be very selective in adding names to the portfolio. We intend to maintain our position in commercial mortgage-backed securities and asset-backed securities because they offer higher yields. In mortgages, we plan to remain defensively positioned, emphasizing premium coupons, 15-year mortgages and attractive structural attributes. We intend to maintain the Fund's modest position in high yield bonds and may increase it if the market offers opportunities.

    Finally, we intend to maintain the Fund's moderate exposure to non-U.S. dollar bonds. The U.S. dollar's pressured path may experience fits and starts with short-lived periods of currency strength. However, we believe the U.S. dollar will likely remain at relatively weak levels going forward, as we expect the currency's structural problems to continue.

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8 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Questions & Answers

    We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months -- especially so in the aftermath of Hurricane Katrina. As always, we will maintain a disciplined focus on individual security selection with a goal of having larger positions than the Lehman Index in bonds that offer the greatest potential for outperforming the Lehman Index.

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9 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Diversified Bond Fund Class A shares (from 9/1/95 to 8/31/05) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                              Class A
                                  Short-term        Long-term
Fiscal year ended        Income   capital gains   capital gains        Total
Aug. 31, 2005            $0.19        $--           $--                $0.19
Aug. 31, 2004             0.17      --               --                 0.17
Aug. 31, 2003             0.20      --               --                 0.20
Aug. 31, 2002             0.26      --               --                 0.26
Aug. 31, 2001             0.32      --               --                 0.32

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10 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

[LINE CHART]

                                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED BOND FUND

RiverSource Diversified Bond Fund Class A
(includes sales charge)          $9,525   $10,074  $11,289  $12,011  $12,210  $12,781  $14,120  $14,562  $15,277   $16,123   $16,830
Lehman Brothers Aggregate
Bond Index(1)                   $10,000   $10,411  $11,452  $12,663  $12,764  $13,729  $15,424  $16,675  $17,402   $18,469   $19,236
Lipper Intermediate Investment
Grade Index(2)                  $10,000   $10,394  $11,391  $12,473  $12,528  $13,352  $14,996  $15,873  $16,727   $17,754   $18,532
                                  `95       `96      `97      `98      `99      `00      `01      `02      `03       `04       `05

COMPARATIVE RESULTS

Results at Aug. 31, 2005                                                                                          Since
                                                              1 year     3 years     5 years     10 years      inception(3)
RiverSource Diversified Bond Fund (includes sales charge)
Class A     Cumulative value of $10,000                       $9,942     $11,007     $12,546      $16,829        $140,598
            Average annual total return                       -0.58%      +3.25%      +4.64%       +5.34%          +9.24%
Lehman Brothers Aggregate Bond Index(1)
            Cumulative value of $10,000                      $10,415     $11,537     $14,012      $19,236              N/A
            Average annual total return                       +4.15%      +4.88%      +6.98%       +6.76%              N/A
Lipper Intermediate Investment Grade Index(2)
            Cumulative value of $10,000                      $10,438     $11,676     $13,875      $18,532              N/A
            Average annual total return                       +4.38%      +5.30%      +6.77%       +6.36%              N/A

Results for other share classes can be found on page 4.

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from Oct. 3, 1974. The Fund began operating before the inception of the Lehman Brothers Aggregate Bond Index and its Lipper peer group.

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11 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Investments in Securities

RiverSource Diversified Bond Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (98.7%)
Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Sovereign (1.9%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07               6.00%            18,818,000(c)           $24,359,708
United Kingdom Treasury
  (British Pound)
   12-07-06               7.50              8,906,000(c)            16,710,308
United Mexican States
   09-27-34               6.75              4,880,000(c)             5,289,920
Total                                                               46,359,936

U.S. Government Obligations & Agencies (21.2%)
Federal Farm Credit Bank
   10-10-08               4.25              9,800,000                9,856,046
Federal Home Loan Bank
   04-18-08               4.13              5,615,000                5,626,926
Federal Home Loan Mtge Corp
   06-15-08               3.88             51,935,000               51,671,170
   10-15-08               5.13             33,750,000               34,775,089
   03-18-09               3.76              6,890,000                6,807,065
   07-12-10               4.13             42,370,000               42,293,692
Federal Natl Mtge Assn
   04-13-06               2.15             33,200,000               32,835,265
   08-15-08               3.25             86,170,000               84,227,728
U.S. Treasury
   05-15-15               4.13             18,590,000(r)            18,709,813
   08-15-15               4.25             32,765,000               33,384,455
   08-15-23               6.25             90,504,000(p)           112,147,217
   02-15-26               6.00             56,232,000               68,958,876
U.S. Treasury Inflation-Indexed Bond
   01-15-15               1.63             25,602,511(h)            25,572,008
Total                                                              526,865,350

Asset-Backed (4.0%)
Aesop Funding II LLC
  Series 2002-1A Cl A1 (AMBAC)
   10-20-06               3.85              2,363,333(d,l)           2,363,187
  Series 2004-2A Cl A1 (FGIC)
   04-20-08               2.76              2,000,000(d,l)           1,959,323

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Asset-Backed (cont.)
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl A4 (FSA)
   02-12-09               3.55%            $2,660,000(l)            $2,647,671
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00              5,500,000(l)             5,438,983
  Series 2005-BM Cl A3 (MBIA)
   02-06-10               4.05              8,750,000(l)             8,710,354
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29              6,300,000(d,l)           6,257,918
Capital Auto Receivables Asset Trust
  Series 2004-1
   09-15-10               2.84              3,000,000                2,924,645
  Series 2005-1 Cl A4
   07-15-09               4.05              7,100,000                7,110,792
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11-15-09               4.08              4,700,000                4,668,510
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03-15-10               4.35              2,400,000                2,406,635
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53              4,500,000                4,453,740
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40              4,000,000(l)             3,958,280
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               5.51              3,425,000(d,m)           3,425,000
  Series 2004-2 Cl D
   10-20-10               6.86              1,200,000(d,m)           1,218,000
  Series 2004-2 Cl M
   10-20-10               4.00              2,700,000(m)             2,702,565
  Series 2005-1A Cl D
   03-21-11               5.51              1,375,000(d,m)           1,374,995
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94              4,300,000                4,236,506

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Asset-Backed (cont.)
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90%            $3,000,000               $2,968,921
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54              5,475,000                5,418,443
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
   06-25-35               4.49              2,660,000                2,647,942
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86              1,178,876(l)             1,176,306
Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3 (AMBAC)
   03-12-10               4.05              7,600,000(l)             7,561,696
WFS Financial Owner Trust
  Series 2004-3 Cl A3
   03-17-09               3.30              5,000,000                4,952,182
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54              7,500,000                7,423,950
Total                                                               98,006,544

Commercial Mortgage-Backed(f) (11.2%)
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
   11-10-42               5.03              3,600,000                3,699,823
Bank of America-First Union NB Commercial Mtge
  Series 2001-3 Cl A1
   04-11-37               4.89              3,308,970                3,344,098
Bear Stearns Commercial Mtge Securities
  Series 2004-T16 Cl A3
   02-13-46               4.03              3,240,000                3,194,726
  Series 2005-PWR8 Cl A1
   06-11-41               4.21              7,410,978                7,392,006
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46              6,645,827(d)             6,660,137
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
   11-15-30               5.68              4,500,000                4,747,593
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
   09-20-51               4.15             12,141,109(d)            12,098,072
Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
   09-15-14               3.79              6,000,000(d,m)           5,973,120

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Commercial Mortgage-Backed(f) (cont.)
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11-15-36               4.49%            $4,931,045               $4,938,080
  Series 2004-C1 Cl A2
   01-15-37               3.52              3,000,000                2,933,706
Federal Natl Mtge Assn #385683
   02-01-13               4.83              6,321,619                6,438,261
Federal Natl Mtge Assn #385717
   11-01-12               4.84              1,172,908                1,192,226
Federal Natl Mtge Assn #386599
   11-01-10               4.47              1,645,633                1,638,888
Federal Natl Mtge Assn #555264
   02-01-13               5.02              5,743,751                5,915,413
Federal Natl Mtge Assn #555806
   10-01-13               5.11                537,301                  557,756
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40               4.12              3,000,000                2,958,600
  Series 2005-C3 Cl A1
   07-10-45               4.59              4,590,000                4,624,331
  Series 2005-C3 Cl A2
   07-10-45               4.85              3,460,000                3,517,649
General Electric Capital Assurance
  Series 2003-1 Cl A3
   05-12-35               4.77              7,650,000(d)             7,725,504
General Electric Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56              3,516,761                3,612,410
GMAC Commercial Mtge Securities
  Series 1999-C1 Cl B
   05-15-33               6.30              5,800,000                6,143,449
  Series 2004-C3 Cl A4
   12-10-41               4.55              4,700,000                4,690,168
  Series 2005-C1 Cl A1
   05-10-43               4.21              3,632,143                3,620,863
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
   06-10-36               4.88              2,400,000                2,443,639
  Series 2005-GG3 Cl A1
   08-10-42               3.92              3,387,067                3,363,019
  Series 2005-GG3 Cl A3
   08-10-42               4.57              7,225,000                7,229,214
GS Mtge Securities II
  Series 2004-GG2 Cl A4
   08-10-38               4.96              4,300,000                4,383,521
  Series 2005-GG4 Cl A1
   07-10-39               4.37              5,797,892                5,801,369

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Commercial Mortgage-Backed(f) (cont.)
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10-12-37               4.37%            $3,784,852               $3,786,302
  Series 2003-CB6 Cl A1
   07-12-37               4.39              7,651,905                7,613,646
  Series 2003-CB6 Cl A2
   07-12-37               5.26              4,200,000                4,376,803
  Series 2003-LN1 Cl A1
   10-15-37               4.13              3,457,029                3,406,364
  Series 2003-ML1A Cl A1
   03-12-39               3.97              3,029,203                2,979,707
  Series 2004-CBX Cl A3
   01-12-37               4.18              3,000,000                2,967,024
  Series 2004-CBX Cl A5
   01-12-37               4.65              5,000,000                5,021,358
  Series 2005-CB11 Cl A3
   08-12-37               5.20              4,700,000                4,863,327
  Series 2005-LDP2 Cl A1
   07-15-42               4.33              5,721,867                5,737,144
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26               5.39              7,360,000                7,640,829
  Series 2002-C4 Cl A4
   09-15-26               4.56              5,200,000                5,206,430
  Series 2002-C4 Cl A5
   09-15-31               4.85              6,000,000                6,100,501
  Series 2003-C8 Cl A2
   11-15-27               4.21              7,500,000                7,452,300
  Series 2003-C8 Cl A3
   11-15-27               4.83              5,250,000                5,322,765
  Series 2004-C2 Cl A3
   03-15-29               3.97              3,275,000                3,165,026
  Series 2004-C4 Cl A3
   06-15-29               5.16              3,000,000(m)             3,099,411
  Series 2004-C6 Cl A2
   08-15-29               4.19              5,250,000                5,208,945
  Series 2004-C6 Cl A4
   08-15-29               4.58              4,425,000                4,440,719
  Series 2004-C7 Cl A2
   10-15-29               3.99              5,400,000                5,304,420
  Series 2004-C8 Cl A2
   12-15-29               4.20              5,800,000                5,748,496
  Series 2005-C3 Cl A1
   07-15-30               4.39              3,902,242                3,910,475
  Series 2005-C5 Cl A2
   09-15-40               4.89              4,600,000                4,667,988

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Commercial Mortgage-Backed(f) (cont.)
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
   06-12-43               4.22%            $4,569,849               $4,557,707
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05-15-40               3.27              5,400,919                5,165,854
  Series 2004-HQ4 Cl A5
   04-14-40               4.59              3,600,000                3,597,948
  Series 2004-IQ8 Cl A2
   06-15-40               3.96              4,884,318                4,840,891
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
   01-15-39               5.98             10,900,000               11,768,644
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02-11-36               3.67              4,340,476                4,241,613
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38              2,000,000                1,992,985
  Series 2005-C16 Cl A3
   10-15-41               4.62              5,500,000                5,515,590
Total                                                              280,538,853

Mortgage-Backed(f,n) (38.0%)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.27              5,603,629(k)             5,666,421
  Series 2005-3 Cl 7A1
   07-25-35               5.10              6,139,038(k)             6,178,417
Banc of America Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.04              2,942,734(k)             2,902,977
  Series 2004-F Cl B1
   07-25-34               4.14              5,294,199(k)             5,252,851
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00              7,291,347                7,393,134
  Series 2003-11 Cl 4A1
   01-25-19               4.75              3,708,501                3,698,494
  Series 2004-3 Cl 1A1
   04-25-34               6.00             11,556,909               11,845,831
Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-10 Cl 13A1
   01-25-35               5.03              7,520,943(k)             7,536,103

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Mortgage-Backed(f,n) (cont.)
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75%            $4,435,623               $4,410,359
  Series 2005-6CB Cl 1A1
   04-25-35               7.50              5,997,930                6,286,825
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.63              3,544,824(k)             3,485,568
  Series 2005-R2 Cl 2A1
   06-25-35               7.00              8,176,043(d)             8,669,161
CS First Boston Mtge Securities
  Series 2003-29 Cl 8A1
   11-25-18               6.00              3,715,185                3,786,886
  Series 2004-AR5 Cl CB1
   06-25-34               4.42              3,367,444(k)             3,314,749
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
   01-15-18               6.50              3,873,181                4,125,454
   03-15-22               7.00              1,660,835                1,658,043
   02-15-27               5.00             10,070,000               10,191,724
   10-15-27               5.00             21,553,000               21,792,004
   06-15-28               5.00             13,925,000               14,095,999
   12-15-28               5.50              6,005,000                6,166,619
   02-15-33               5.50              9,099,150                9,433,938
  Collateralized Mtge Obligation
  Interest Only
   02-15-14               7.40              3,690,563(i)               229,036
   08-01-20               8.00             10,223,903(i)             1,763,521
   10-15-22              14.56             10,672,675(i)               610,196
  Collateralized Mtge Obligation
  Principal Only
   08-01-20               4.60             10,223,903(j)             8,399,754
Federal Home Loan Mtge Corp #290970
   04-01-17               8.00                 15,808                   16,875
Federal Home Loan Mtge Corp #C00356
   08-01-24               8.00                624,134                  669,664
Federal Home Loan Mtge Corp #C00666
   10-01-28               7.00                 80,935                   84,827
Federal Home Loan Mtge Corp #C53878
   12-01-30               5.50              2,337,257                2,366,188
Federal Home Loan Mtge Corp #C78031
   04-01-33               5.50             11,745,658               11,922,489
Federal Home Loan Mtge Corp #C79930
   06-01-33               5.50              8,300,923                8,400,785
Federal Home Loan Mtge Corp #C90767
   12-01-23               6.00             11,556,730               11,904,523
Federal Home Loan Mtge Corp #D96300
   10-01-23               5.50              6,534,781                6,651,761

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Mortgage-Backed(f,n) (cont.)
Federal Home Loan Mtge Corp #E01127
   02-01-17               6.50%            $1,941,898               $2,010,138
Federal Home Loan Mtge Corp #E01419
   05-01-18               5.50              4,549,999                4,651,301
Federal Home Loan Mtge Corp #E90216
   05-01-17               6.00              2,069,339                2,135,147
Federal Home Loan Mtge Corp #E96516
   05-01-13               4.50              3,126,398                3,122,161
Federal Home Loan Mtge Corp #E98725
   08-01-18               5.00             14,419,765               14,549,256
Federal Home Loan Mtge Corp #E99684
   10-01-18               5.00              9,250,763                9,335,142
Federal Home Loan Mtge Corp #G01108
   04-01-30               7.00              5,093,691(g)             5,332,408
Federal Home Loan Mtge Corp #G01535
   04-01-33               6.00              8,624,579                8,916,929
Federal Home Loan Mtge Corp #G30225
   02-01-23               6.00             15,199,368               15,661,912
Federal Natl Mtge Assn
   09-01-20               4.50              4,550,000(g)             4,511,607
   09-01-20               6.00             24,000,000(g)            24,765,000
   12-01-33               5.50              5,958,396                6,025,189
   12-01-33               6.50             16,903,129               17,491,196
   07-01-34               6.50              9,483,434                9,801,139
  Collateralized Mtge Obligation
   12-25-26               8.00              4,115,274                4,372,293
  Collateralized Mtge Obligation
  Interest Only
   12-25-12              13.29              3,083,805(i)               128,336
   12-25-31               1.19              2,997,188(i)               490,517
Federal Natl Mtge Assn #190899
   04-01-23               8.50                691,252                  745,517
Federal Natl Mtge Assn #190944
   05-01-24               6.00              8,425,530                8,659,748
Federal Natl Mtge Assn #190988
   06-01-24               9.00                592,157                  640,068
Federal Natl Mtge Assn #231309
   09-01-23               6.50                167,530                  174,136
Federal Natl Mtge Assn #231310
   09-01-23               6.50                530,658                  551,582
Federal Natl Mtge Assn #250330
   09-01-25               8.00                445,666                  477,876
Federal Natl Mtge Assn #250495
   03-01-26               7.00              1,019,300                1,072,872
Federal Natl Mtge Assn #252498
   06-01-29               7.00                  8,820                    9,257
Federal Natl Mtge Assn #253883
   08-01-16               6.00              4,640,029                4,792,353

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Mortgage-Backed(f,n) (cont.)
Federal Natl Mtge Assn #254608
   12-01-17               6.50%            $1,339,393               $1,388,487
Federal Natl Mtge Assn #254802
   07-01-18               4.50              3,971,772                3,944,369
Federal Natl Mtge Assn #254916
   09-01-23               5.50             10,454,827               10,639,996
Federal Natl Mtge Assn #268071
   01-01-24               6.50                163,729                  170,185
Federal Natl Mtge Assn #303226
   02-01-25               8.00                201,866                  216,503
Federal Natl Mtge Assn #313049
   08-01-11               8.50              1,847,533                1,953,848
Federal Natl Mtge Assn #323654
   04-01-14               6.50              1,105,313                1,146,548
Federal Natl Mtge Assn #323933
   09-01-29               7.00              6,009,746                6,307,656
Federal Natl Mtge Assn #455791
   01-01-29               6.50                674,373                  700,032
Federal Natl Mtge Assn #489888
   05-01-29               6.50              3,487,023                3,617,671
Federal Natl Mtge Assn #496029
   01-01-29               6.50              4,246,764                4,408,597
Federal Natl Mtge Assn #50700
   03-01-08               7.00              1,499,358                1,546,308
Federal Natl Mtge Assn #545342
   04-01-13               7.00              4,627,493                4,772,395
Federal Natl Mtge Assn #545869
   07-01-32               6.50              2,312,018                2,403,683
Federal Natl Mtge Assn #545910
   08-01-17               6.00              7,295,950                7,554,568
Federal Natl Mtge Assn #555343
   08-01-17               6.00              1,825,352                1,885,417
Federal Natl Mtge Assn #555375
   04-01-33               6.00             25,228,537               26,013,313
Federal Natl Mtge Assn #555458
   05-01-33               5.50             22,096,938               22,366,300
Federal Natl Mtge Assn #555734
   07-01-23               5.00              7,351,062                7,363,536
Federal Natl Mtge Assn #555740
   08-01-18               4.50              8,178,587                8,119,484
Federal Natl Mtge Assn #555794
   09-01-28               7.50              1,301,201                1,383,293
Federal Natl Mtge Assn #567840
   10-01-30               7.00              2,157,244                2,264,181
Federal Natl Mtge Assn #587859
   12-01-16               5.50              7,033,699                7,189,301
Federal Natl Mtge Assn #597374
   09-01-31               7.00              1,003,150                1,061,237

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Mortgage-Backed(f,n) (cont.)
Federal Natl Mtge Assn #638969
   03-01-32               5.50%            $1,951,630               $1,975,290
Federal Natl Mtge Assn #646147
   06-01-32               7.00              3,519,163                3,704,808
Federal Natl Mtge Assn #646446
   06-01-17               6.50              1,556,345                1,613,391
Federal Natl Mtge Assn #649068
   06-01-17               6.50              2,780,638                2,892,464
Federal Natl Mtge Assn #649263
   08-01-17               6.50              2,834,879                2,948,868
Federal Natl Mtge Assn #654208
   10-01-32               6.50              2,862,683                2,964,719
Federal Natl Mtge Assn #654682
   10-01-32               6.00              1,981,337                2,036,797
Federal Natl Mtge Assn #654689
   11-01-32               6.00              1,966,180                2,021,184
Federal Natl Mtge Assn #656908
   09-01-32               6.50              2,800,382                2,917,397
Federal Natl Mtge Assn #662809
   09-01-17               6.50              3,244,057                3,362,963
Federal Natl Mtge Assn #667787
   02-01-18               5.50              2,591,140                2,648,678
Federal Natl Mtge Assn #670382
   09-01-32               6.00             15,960,099               16,351,933
Federal Natl Mtge Assn #670387
   08-01-32               7.00              1,554,656                1,631,151
Federal Natl Mtge Assn #678028
   09-01-17               6.00              1,359,078                1,403,800
Federal Natl Mtge Assn #678065
   02-01-33               6.50                664,741                  693,492
Federal Natl Mtge Assn #678937
   01-01-18               5.50              4,146,084                4,245,988
Federal Natl Mtge Assn #678941
   02-01-18               5.50              5,003,683                5,124,238
Federal Natl Mtge Assn #678944
   01-01-18               5.50              2,401,887                2,459,769
Federal Natl Mtge Assn #679095
   04-01-18               5.00              7,305,388                7,362,964
Federal Natl Mtge Assn #681400
   03-01-18               5.50              7,352,297                7,522,689
Federal Natl Mtge Assn #683274
   02-01-18               5.50              3,212,613                3,287,078
Federal Natl Mtge Assn #684586
   03-01-33               6.00              5,096,687                5,235,207
Federal Natl Mtge Assn #687051
   01-01-33               6.00             13,160,407               13,473,208
Federal Natl Mtge Assn #687302
   11-01-32               7.00              1,455,078                1,526,178

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Mortgage-Backed(f,n) (cont.)
Federal Natl Mtge Assn #689093
   07-01-28               5.50%            $2,839,252               $2,873,672
Federal Natl Mtge Assn #694628
   04-01-33               5.50              5,834,454                5,917,620
Federal Natl Mtge Assn #694795
   04-01-33               5.50              7,515,706                7,629,798
Federal Natl Mtge Assn #694988
   03-01-33               5.50             15,430,151               15,620,402
Federal Natl Mtge Assn #695202
   03-01-33               6.50              6,246,202                6,463,510
Federal Natl Mtge Assn #695385
   03-01-18               5.50              9,243,583                9,488,435
Federal Natl Mtge Assn #695909
   05-01-18               5.50              3,288,547                3,367,835
Federal Natl Mtge Assn #709901
   06-01-18               5.00              7,588,174                7,653,818
Federal Natl Mtge Assn #710823
   05-01-33               5.50                879,427                  891,965
Federal Natl Mtge Assn #720006
   07-01-33               5.50              8,817,572                8,916,417
Federal Natl Mtge Assn #720378
   06-01-18               4.50              6,275,690                6,232,392
Federal Natl Mtge Assn #723687
   08-01-28               5.50              5,180,382                5,243,184
Federal Natl Mtge Assn #725232
   03-01-34               5.00             21,324,820               21,240,157
Federal Natl Mtge Assn #725684
   05-01-18               6.00             10,990,068               11,351,538
Federal Natl Mtge Assn #725719
   07-01-33               4.85              6,242,791(k)             6,207,707
Federal Natl Mtge Assn #725737
   08-01-34               4.53              6,327,018(k)             6,330,940
Federal Natl Mtge Assn #730153
   08-01-33               5.50                875,217                  885,029
Federal Natl Mtge Assn #735160
   12-01-34               4.40              2,586,904(k)             2,581,575
Federal Natl Mtge Assn #743262
   10-01-18               5.00              4,693,966                4,730,506
Federal Natl Mtge Assn #747786
   10-01-18               6.00              2,452,852                2,533,798
Federal Natl Mtge Assn #753074
   12-01-28               5.50              9,902,895               10,022,948
Federal Natl Mtge Assn #753919
   12-01-33               4.95              7,758,768(k)             7,789,310
Federal Natl Mtge Assn #759342
   01-01-34               6.50              1,248,772                1,297,598
Federal Natl Mtge Assn #765759
   12-01-18               5.00              6,108,349                6,156,491

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount
Mortgage-Backed(f,n) (cont.)
Federal Natl Mtge Assn #766641
   03-01-34               5.00%            $5,900,296(g)            $5,868,236
Federal Natl Mtge Assn #776962
   04-01-29               5.00             17,655,239               17,544,567
Federal Natl Mtge Assn #790759
   09-01-34               4.84              1,759,706(k)             1,766,256
Federal Natl Mtge Assn #811925
   04-01-35               4.92              6,121,823(k)             6,163,315
Federal Natl Mtge Assn #837258
   09-01-35               4.92              3,360,503(g,k)           3,378,213
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.41              5,233,780(m)             5,338,613
  Series 2005-AA2 Cl 2A1
   04-25-35               5.43              6,015,205(m)             6,111,388
  Series 2005-AA3 Cl 3A1
   05-25-35               5.41              6,223,717(m)             6,291,244
Govt Natl Mtge Assn
   09-01-35               5.00             13,650,000(g)            13,692,656
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-70 Cl IC
   08-20-32               0.00             10,214,633(i)             1,337,623
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
   01-20-32               0.00              2,303,524(i)               246,989
Govt Natl Mtge Assn #345538
   02-15-24               8.00                217,162                  233,213
Govt Natl Mtge Assn #398831
   08-15-26               8.00                244,458                  262,806
Govt Natl Mtge Assn #425004
   10-15-33               5.50              4,552,190                4,644,658
Govt Natl Mtge Assn #426170
   06-15-26               8.00                220,818                  237,392
Govt Natl Mtge Assn #604708
   10-15-33               5.50              9,918,654               10,120,131
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.39              4,328,576(k)             4,273,123
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
   04-25-35               5.34              3,671,672(k)             3,710,669
  Series 2005-AR8 Cl AX1
  Collateralized Mtge Obligation
  Interest Only
   04-25-35               4.50            192,739,443(i,k)           2,379,128

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Mortgage-Backed(f,n) (cont.)
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.40%            $4,154,484(k)            $4,100,060
Master Alternative Loans Trust
  Series 2004-2 Cl 4A1
   02-25-19               5.00              6,477,592                6,514,029
  Series 2004-4 Cl 2A1
   05-25-34               6.00              1,556,968                1,589,773
  Series 2004-7 Cl 8A1
   08-25-19               5.00              4,969,254                4,972,384
  Series 2004-8 Cl 7A1
   09-25-19               5.00              6,808,338                6,814,057
Structured Adjustable Rate Mtge Loan Trust
  Series 2004-3AC Cl B1
   03-25-34               4.93              5,562,433(k)             5,545,078
  Series 2004-5 Cl B1
   05-25-34               4.61              4,235,971(k)             4,173,872
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50             14,679,726               14,763,922
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.07              6,650,000(k)             6,666,218
  Series 2004-CB2 Cl 6A
   07-25-19               4.50              4,278,238                4,175,688
  Series 2004-CB4 Cl 22A
   12-25-19               6.00              5,135,060                5,296,976
  Series 2005-AR11 Cl A1B1
   08-25-45               3.93             12,675,000(k)            12,675,000
Wells Fargo Mtge Backed Securities Trust
  Series 2005
   10-25-35               5.00             12,000,000(g)            12,061,875
  Series 2005-5 Cl 2A1
   05-25-35               5.50             10,678,903               10,828,805
  Series 2005-AR1 Cl 1A1
   02-25-35               4.56              9,806,695(k)             9,764,134
Total                                                              944,124,154

Aerospace & Defense (0.1%)
L-3 Communications
   06-15-12               7.63              2,000,000                2,120,000
   07-15-13               6.13                190,000                  191,900
Moog
  Sr Sub Nts
   01-15-15               6.25                165,000                  165,000
Total                                                                2,476,900

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Automotive (0.2%)
DaimlerChrysler NA Holding
   11-15-13               6.50%            $2,125,000               $2,285,544
Ford Motor
   02-01-29               6.38              2,300,000                1,681,261
Total                                                                3,966,805

Banking (4.2%)
Bank of America
  Sr Unsecured
   08-01-10               4.50             11,120,000               11,157,819
Banknorth Group
  Sr Nts
   05-01-08               3.75              3,960,000                3,916,876
Citigroup
   08-03-10               4.63             32,600,000               32,873,285
  Sr Nts
   05-29-15               4.70              2,665,000                2,661,911
HSBC Bank USA
  Sub Nts
   08-15-35               5.63              5,500,000                5,674,202
KFW Intl Finance
   10-17-05               2.50             18,400,000(c)            18,370,852
M&I Marshall & Ilsley Bank
  Sub Nts
   06-16-15               4.85              2,575,000                2,592,958
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45             24,007,000               26,369,865
Total                                                              103,617,768

Building Materials (--%)
Norcraft Companies LP/Finance
  Sr Sub Nts
  11-01-11                9.00                570,000                  598,500

Chemicals (0.2%)
Airgas
   10-01-11               9.13              1,500,000                1,612,500
Compass Minerals Group
   08-15-11              10.00              1,000,000                1,095,000
Georgia Gulf
  Sr Nts
   12-15-13               7.13              1,525,000                1,582,188
MacDermid
   07-15-11               9.13                575,000                  618,125
Total                                                                4,907,813

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Diversified Manufacturing (0.7%)
Tyco Intl Group
  02-15-11                6.75%           $15,205,000(c)           $16,744,172

Electric (3.1%)
CMS Energy
  Sr Nts
   01-15-09               7.50              1,275,000                1,345,125
Consumers Energy
  1st Mtge
   09-15-35               5.80              5,340,000                5,566,800
Dayton Power & Light
  1st Mtge
   10-01-13               5.13              3,305,000                3,403,459
Dominion Resources
   06-15-35               5.95              5,620,000                5,870,191
DPL
  Sr Nts
   09-01-11               6.88              2,755,000                3,016,725
Exelon
   06-15-35               5.63              4,320,000                4,348,287
IPALCO Enterprises
  Secured
   11-14-08               8.38                400,000                  429,000
   11-14-11               8.63              3,680,000                4,140,000
NorthWestern Energy
  Secured
   11-01-14               5.88                645,000(d)               666,045
Ohio Edison
   06-15-09               5.65              4,005,000(d)             4,123,548
  Sr Nts
   05-01-15               5.45              1,195,000                1,235,972
Ohio Power
  Sr Nts Series H
   01-15-14               4.85              7,395,000                7,451,498
Pacific Gas & Electric
   03-01-34               6.05              4,580,000                5,018,718
Pacificorp
  1st Mtge
   06-15-35               5.25              2,825,000                2,842,190
Potomac Edison
  1st Mtge
   11-15-14               5.35              3,195,000(d)             3,310,308
   08-15-15               5.13              2,275,000(d)             2,326,160
Southern California Edison
  1st Mtge
   07-15-35               5.35              5,710,000                5,830,875
Tenaska Alabama Partners LP
  Secured
   06-30-21               7.00                360,000(d)               375,548

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Electric (cont.)
Utilicorp Canada Finance
   06-15-11               7.75%            $1,915,000(c)            $2,001,175
Westar Energy
  1st Mtge
   07-01-14               6.00             11,450,000               12,464,563
Total                                                               75,766,187

Entertainment (0.5%)
Time Warner
   05-15-29               6.63              4,940,000                5,374,068
United Artists Theatre
   07-01-15               9.30              7,739,913                7,662,514
Total                                                               13,036,582

Food and Beverage (0.3%)
Burns Philp Capital Property
  Sr Sub Nts
   02-15-11              10.75                940,000(c)             1,048,100
Cott Beverages
   12-15-11               8.00              1,135,000                1,197,425
Kraft Foods
   06-01-12               6.25              4,991,000                5,477,343
Total                                                                7,722,868

Gaming (0.5%)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75                375,000                  399,375
   04-15-14               6.75                455,000                  464,669
Caesars Entertainment
  Sr Nts
   04-15-13               7.00              2,535,000                2,833,569
MGM MIRAGE
   10-01-09               6.00                670,000                  670,000
  Sr Nts
   02-27-14               5.88                720,000                  694,800
   07-15-15               6.63              2,165,000(d,g)           2,186,650
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13               6.13                540,000                  546,750
  Sr Sub Nts
   04-01-12               8.00                750,000                  798,750
Station Casinos
  Sr Nts
   04-01-12               6.00              1,000,000                1,007,500
  Sr Sub Nts
   03-01-16               6.88              1,515,000(d,g)           1,556,663
Total                                                               11,158,726

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Gas Pipelines (0.2%)
ANR Pipeline
   03-15-10               8.88%              $875,000                 $954,587
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95                470,000(d)               466,475
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63                735,000                  786,823
Southern Natural Gas
   03-15-10               8.88                875,000                  954,587
Southern Star Central
  Secured
   08-01-10               8.50                645,000                  696,600
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00              1,915,000                2,058,624
Total                                                                5,917,696

Health Care (0.7%)
Cardinal Health
   06-15-15               4.00             15,779,000               14,604,269
HCA
  Sr Nts
   03-15-14               5.75              1,000,000                  988,267
Triad Hospitals
  Sr Nts
   05-15-12               7.00              1,000,000                1,035,000
Total                                                               16,627,536

Home Construction (0.3%)
DR Horton
   12-01-07               7.50              1,000,000                1,054,672
   01-15-09               5.00                990,000                  986,494
  Sr Nts
   02-15-15               5.25              4,290,000                4,121,039
Meritage Homes
   03-15-15               6.25                445,000                  416,631
Standard-Pacific
  Sr Nts
   08-15-15               7.00                930,000                  916,050
Total                                                                7,494,886

Independent Energy (0.3%)
Chesapeake Energy
   01-15-15               7.75              1,275,000                1,370,625
  Sr Nts
   06-15-14               7.50                152,000                  164,160
  Sr Unsecured
   08-15-17               6.50              1,860,000(d)             1,897,200

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Independent Energy (cont.)
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25%              $590,000                 $587,050
Newfield Exploration
  Sr Nts
   03-01-11               7.63              2,500,000                2,725,000
  Sr Sub Nts
   08-15-12               8.38                380,000                  413,250
Plains Exploration & Production
  Sr Nts
   06-15-14               7.13                790,000                  841,350
Total                                                                7,998,635

Life Insurance (2.1%)
ASIF Global Financing XIX
  Secured
   01-17-13               4.90              5,748,000(d)             5,826,575
ING Security Life Institutional Funding
   01-15-10               4.25             11,475,000(d)            11,397,326
Metlife
  Sr Nts
   06-15-35               5.70              9,600,000                9,974,506
Metropolitan Life Global Funding I
  Sr Nts
   08-19-10               4.63              3,360,000(d)             3,386,154
Pricoa Global Funding I
   06-25-12               4.63             16,125,000(d)            16,154,880
Prudential Financial
   06-13-35               5.40              4,720,000                4,698,788
Total                                                               51,438,229

Lodging (0.1%)
Hilton Hotels
   12-01-12               7.63              1,250,000                1,434,175
ITT
   11-15-15               7.38                635,000                  695,325
Total                                                                2,129,500

Media Cable (0.2%)
Comcast
   03-15-11               5.50              3,635,000                3,758,408
DIRECTV Holdings LLC/Finance
  Sr Nts
   03-15-13               8.38                406,000                  445,585
Videotron Ltee
   01-15-14               6.88                530,000(c)               544,575
Total                                                                4,748,568

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Media Non Cable (0.7%)
Corus Entertainment
  Sr Sub Nts
   03-01-12               8.75%              $395,000(c)              $424,625
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10               8.50              1,340,000                1,448,875
Emmis Operating
  Sr Sub Nts
   05-15-12               6.88                400,000                  400,000
Lamar Media
   01-01-13               7.25                375,000                  394,688
  Sr Sub Nts
   08-15-15               6.63                805,000(d)               821,100
News America
   12-15-34               6.20              9,392,000                9,731,812
Quebecor Media
  Sr Nts
   07-15-11              11.13                640,000(c)               704,000
Radio One
  Series B
   07-01-11               8.88              1,000,000                1,068,750
Sun Media
   02-15-13               7.63                745,000(c)               786,906
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                900,000                  943,875
Total                                                               16,724,631

Metals (0.1%)
Peabody Energy
  Series B
  03-15-13                6.88              1,640,000                1,707,650

Oil Field Services (0.2%)
Halliburton
   10-15-10               5.50              3,450,000                3,608,327
Key Energy Services
  Series C
   03-01-08               8.38              1,250,000                1,293,750
Offshore Logistics
   06-15-13               6.13                195,000                  190,125
Pride Intl
  Sr Nts
   07-15-14               7.38                495,000                  537,075
Total                                                                5,629,277

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Other Financial Institutions (0.9%)
HSBC Finance
   06-30-15               5.00%           $15,705,000              $15,786,776
Residential Capital
   06-30-10               6.38              6,745,000(d)             6,885,431
Total                                                               22,672,207

Packaging (0.1%)
Owens-Illinois Glass Container
   05-15-11               7.75              1,100,000                1,166,000
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                615,000                  628,069
Total                                                                1,794,069

Paper (0.1%)
Crown Paper
  Sr Sub Nts
   09-01-05              11.00              6,950,000(b,o,q)              ----
Louisiana-Pacific
  Sr Nts
  08-15-10                8.88              2,260,000                2,554,354
Total                                                                2,554,354

Pharmaceuticals (0.1%)
Merck & Co
  03-01-15                4.75              1,450,000                1,437,452

Property & Casualty (0.1%)
Willis Group North America
  07-15-15                5.63              3,370,000                3,421,831

Railroads (0.5%)
Union Pacific
   04-15-12               6.50              7,390,000                8,151,495
   05-01-14               5.38              2,995,000                3,118,403
Total                                                               11,269,898

REITS (0.6%)
Archstone-Smith Operating Trust
   05-01-15               5.25              7,660,000                7,781,533
ERP Operating LP
   04-01-13               5.20              2,815,000                2,871,337
Simon Property Group LP
   06-15-15               5.10              4,975,000(d)             4,956,543
Total                                                               15,609,413

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         Rate                 Amount

Retailers (0.4%)
United Auto Group
   03-15-12               9.63%              $455,000                 $488,556
Wal-Mart Stores
   09-01-35               5.25              1,395,000(g)             1,407,644
   09-01-35               5.25              4,175,000                4,212,843
  Series C
   06-29-11               8.88              3,500,000                3,533,355
Total                                                                9,642,398

Transportation Services (0.2%)
ERAC USA Finance
   05-01-15               5.60              5,075,000(d)             5,241,490
Greater Beijing First Expressways
  Sr Nts
   06-15-07               9.50              3,640,000(b,c,o,q)            ----
Total                                                                5,241,490

Wireless (0.3%)
Nextel Communications
  Sr Nts Series E
   10-31-13               6.88              1,875,000                2,008,262
US Cellular
  Sr Nts
   12-15-33               6.70              5,835,000                6,254,583
Total                                                                8,262,845

Wirelines (4.4%)
BellSouth
  Sr Unsecured
   11-15-34               6.00              2,775,000                2,929,690
Qwest
   03-15-12               8.88              1,075,000                1,174,438
Sprint Capital
   01-30-11               7.63             26,465,000               30,247,456
   11-15-28               6.88                892,000                1,022,183
Telecom Italia Capital
   09-30-34               6.00              6,265,000(c,d)           6,431,687
TELUS
   06-01-11               8.00             20,552,500(c)            23,906,730
Verizon Pennsylvania
  Series A
   11-15-11               5.65             41,125,000               43,003,178
Total                                                              108,715,362

Total Bonds
(Cost: $2,434,999,571)                                          $2,446,929,085

Other (0.1%)
Issuer                                         Shares                 Value(a)

Wayland Investment LLC                      6,000,000(b,e,o)        $3,053,100

Total Other
(Cost: $6,671,880)                                                  $3,053,100

Short-Term Securities (4.3%)(s)
Issuer                 Effective              Amount                  Value(a)
                         Yield              Payable at
                                             Maturity

U.S. Government Agency (1.0%)
Federal Home Loan Mtge Corp Disc Nt
  09-20-05                3.43%           $25,000,000              $24,952,500

Commercial Paper (3.3%)
Jupiter Securitization
   09-29-05               3.60             10,000,000(t)             9,971,080
Kitty Hawk Funding
   09-07-05               3.51              9,310,000(t)             9,303,646
Morgan Stanley & Co
   09-01-05               3.57              2,900,000                2,899,712
Park Avenue Receivables
   09-22-05               3.55             15,000,000(t)            14,967,550
Thames Asset Global Securitization
   09-21-05               3.55             25,000,000(t)            24,948,374
Thunder Bay Funding LLC
   10-07-05               3.61             20,000,000(t)            19,926,000
Total                                                               82,016,362

Total Short-Term Securities
 (Cost: $106,979,365)                                             $106,968,862

Total Investments in Securities
(Cost: $2,548,650,816)(u)                                       $2,556,951,047

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2005, the value of foreign securities represented 4.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $135,734,200 or 5.5% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Aug. 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $74,442,316.

(h) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug. 31, 2005.

(j) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at Aug. 31, 2005.

(k) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

(l) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC   --    Ambac Assurance Corporation

      FGIC    --    Financial Guaranty Insurance Company

      FSA     --    Financial Security Assurance

      MBIA    --    MBIA Insurance Corporation

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

(n) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Aug. 31, 2005:

      Security                    Principal  Settlement  Proceeds      Value
                                   amount       date    receivable
      Federal Natl Mtge Assn
         09-01-20 5.00%        $13,150,000   9-19-05    $13,139,726 $13,240,406
         09-01-20 5.50           7,000,000   9-19-05      7,111,563   7,148,750
         09-01-35 5.00          21,300,000   9-14-05     20,837,391  21,153,563
         09-01-35 5.50          72,550,000   9-14-05     72,436,641  73,275,500
         09-01-35 6.00           5,000,000   9-14-05      5,091,406   5,115,625
         09-01-35 6.50          19,870,000   9-14-05     20,507,237  20,528,194

--------------------------------------------------------------------------------
23 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

(o)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Aug. 31, 2005, is as follows:

      Security                                 Acquisition                Cost
                                                  dates
      Crown Paper
           11.00% Sr Sub Nts 2005        02-10-00 thru 02-14-00     $4,216,724
      Greater Beijing First Expressways
           9.50% Sr Nts 2007                    09-16-98                    --
      Wayland Investment LLC                    05-19-00             6,671,880

(p) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

      Type of security                                         Notional amount

      Purchase contracts
      U.S. Long Bond, Dec. 2005, 20-year                          $ 41,400,000

      Sale contracts
      U.S. Treasury Note, Sept. 2005, 5-year                        19,900,000
      U.S. Treasury Note, Sept. 2005, 10-year                       13,300,000
      U.S. Treasury Note, Dec. 2005, 5-year                         66,300,000
      U.S. Treasury Note, Dec. 2005, 10-year                       141,900,000

(q)   Negligible market value.

(r) At Aug. 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(s) Cash collateral received from security lending activity is invested in short-term securities and represents 0.7% of net assets. See Note 5 to the financial statements. 3.6% of net assets is the Fund's cash equivalent position.

(t) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $79,116,650 or 3.2% of net assets.

(u) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $2,549,111,156 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $ 29,407,129
      Unrealized depreciation                                      (21,567,238)
                                                                   -----------
      Net unrealized appreciation                                 $  7,839,891
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
RiverSource Diversified Bond Fund

Aug. 31, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,548,650,816)                                                                          $2,556,951,047
Capital shares receivable                                                                                           479,976
Accrued interest receivable                                                                                      15,852,024
Receivable for investment securities sold                                                                       206,792,872
Unrealized appreciation on swap transactions, at value (Note 7)                                                     878,275
                                                                                                                    -------
Total assets                                                                                                  2,780,954,194
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   887,631
Dividends payable to shareholders                                                                                   451,716
Capital shares payable                                                                                              164,578
Payable for investment securities purchased                                                                     140,630,243
Payable upon return of securities loaned (Note 5)                                                                18,330,000
Accrued investment management services fee                                                                           33,907
Accrued distribution fee                                                                                            538,031
Accrued service fee                                                                                                     553
Accrued transfer agency fee                                                                                           2,626
Accrued administrative services fee                                                                                   3,122
Other accrued expenses                                                                                              324,785
Forward sale commitments, at value (proceeds receivable $139,123,964) (Note 1)                                  140,462,038
                                                                                                                -----------
Total liabilities                                                                                               301,829,230
                                                                                                                -----------
Net assets applicable to outstanding capital stock                                                           $2,479,124,964
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    5,068,498
Additional paid-in capital                                                                                    2,579,293,685
Undistributed net investment income                                                                               5,270,078
Accumulated net realized gain (loss) (Note 9)                                                                  (117,341,155)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 6)                                    6,833,858
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                     $2,479,124,964
                                                                                                             ==============
Net assets applicable to outstanding shares:                  Class A                                        $1,774,392,052
                                                              Class B                                        $  484,320,317
                                                              Class C                                        $   18,092,300
                                                              Class I                                        $        9,963
                                                              Class Y                                        $  202,310,332
Net asset value per share of outstanding capital stock:       Class A shares          362,799,390            $         4.89
                                                              Class B shares           99,003,330            $         4.89
                                                              Class C shares            3,693,765            $         4.90
                                                              Class I shares                2,037            $         4.89
                                                              Class Y shares           41,351,259            $         4.89
                                                                                       ----------            --------------
*Including securities on loan, at value (Note 5)                                                             $   18,115,920
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Statement of operations
RiverSource Diversified Bond Fund

Year ended Aug. 31, 2005
Investment income
Income:
Interest                                                                                                       $120,064,422
Fee income from securities lending (Note 5)                                                                         361,192
                                                                                                                    -------
Total income                                                                                                    120,425,614
                                                                                                                -----------
Expenses (Note 2):
Investment management services fee                                                                               13,003,467
Distribution fee
   Class A                                                                                                        4,534,413
   Class B                                                                                                        5,752,444
   Class C                                                                                                          193,278
Transfer agency fee                                                                                               4,365,376
Incremental transfer agency fee
   Class A                                                                                                          239,386
   Class B                                                                                                          149,792
   Class C                                                                                                            5,897
Service fee -- Class Y                                                                                              198,919
Administrative services fees and expenses                                                                         1,259,427
Compensation of board members                                                                                        22,793
Custodian fees                                                                                                      207,936
Printing and postage                                                                                                619,638
Registration fees                                                                                                   109,340
Audit fees                                                                                                           45,000
Other                                                                                                               105,201
                                                                                                                    -------
Total expenses                                                                                                   30,812,307
   Expenses waived/reimbursed by Ameriprise Financial (fomerly AEFC) (Note 2)                                    (2,024,845)
                                                                                                                 ----------
                                                                                                                 28,787,462
   Earnings credits on cash balances (Note 2)                                                                      (117,177)
                                                                                                                   --------
Total net expenses                                                                                               28,670,285
                                                                                                                 ----------
Investment income (loss) -- net                                                                                  91,755,329
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                29,398,036
   Foreign currency transactions                                                                                   (215,482)
   Futures contracts                                                                                                208,446
   Swap transactions                                                                                               (467,823)
                                                                                                                   --------
Net realized gain (loss) on investments                                                                          28,923,177
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           (14,927,428)
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                            13,995,749
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                $105,751,078
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
RiverSource Diversified Bond Fund

Year ended Aug. 31,                                                                                2005            2004
Operations and distributions
Investment income (loss) -- net                                                              $  91,755,329   $  105,192,832
Net realized gain (loss) on investments                                                         28,923,177       (4,621,473)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                          (14,927,428)      68,359,517
                                                                                               -----------       ----------
Net increase (decrease) in net assets resulting from operations                                105,751,078      168,930,876
                                                                                               -----------      -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                  (70,478,732)     (72,912,216)
      Class B                                                                                  (17,993,962)     (21,667,704)
      Class C                                                                                     (605,297)        (659,148)
      Class I                                                                                         (421)          (1,353)
      Class Y                                                                                   (8,081,878)      (8,189,423)
                                                                                                ----------       ----------
Total distributions                                                                            (97,160,290)    (103,429,844)
                                                                                               -----------     ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                     259,770,664      251,088,529
   Class B shares                                                                               84,427,800       89,582,880
   Class C shares                                                                                4,052,182        5,454,766
   Class I shares                                                                                       --          821,608
   Class Y shares                                                                               41,037,278       71,322,514
Reinvestment of distributions at net asset value
   Class A shares                                                                               56,221,455       56,831,525
   Class B shares                                                                               15,935,666       18,955,456
   Class C shares                                                                                  543,915          580,863
   Class I shares                                                                                       --            1,139
   Class Y shares                                                                                6,719,948        6,500,832
Payments for redemptions
   Class A shares                                                                             (480,335,355)    (699,205,028)
   Class B shares (Note 2)                                                                    (245,851,411)    (397,699,256)
   Class C shares (Note 2)                                                                      (7,443,384)     (12,180,164)
   Class I shares                                                                                       --         (814,281)
   Class Y shares                                                                              (49,568,951)    (147,874,937)
                                                                                               -----------     ------------
Increase (decrease) in net assets from capital share transactions                             (314,490,193)    (756,633,554)
                                                                                              ------------     ------------
Total increase (decrease) in net assets                                                       (305,899,405)    (691,132,522)
Net assets at beginning of year                                                              2,785,024,369    3,476,156,891
                                                                                             -------------    -------------
Net assets at end of year                                                                   $2,479,124,964   $2,785,024,369
                                                                                            ==============   ==============
Undistributed net investment income                                                         $    5,270,078   $    6,413,116
                                                                                            --------------   --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

RiverSource Diversified Bond Fund (formerly AXP Diversified Bond Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Fixed Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Fixed Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in bonds and other debt securities including securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Aug. 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Illiquid securities

At Aug. 31, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Aug. 31, 2005 was $3,053,100 representing 0.12% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Aug. 31, 2005, the Fund has entered into outstanding when-issued securities of $57,643,652 and other forward-commitments of $16,798,664.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Forward sale commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

--------------------------------------------------------------------------------
30 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Total return swap transactions

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,261,923 and accumulated net realized loss has been increased by $4,261,923.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Aug. 31,                                2005                2004

Class A
Distributions paid from:
      Ordinary income                          $70,478,732         $72,912,216
      Long-term capital gain                            --                  --
Class B Distributions paid from:
      Ordinary income                           17,993,962          21,667,704
      Long-term capital gain                            --                  --
Class C Distributions paid from:
      Ordinary income                              605,297             659,148
      Long-term capital gain                            --                  --
Class I* Distributions paid from:
      Ordinary income                                  421               1,353
      Long-term capital gain                            --                  --
Class Y Distributions paid from:
      Ordinary income                            8,081,878           8,189,423
      Long-term capital gain                            --                  --

* Inception date is March 4, 2004.

At Aug. 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $   1,823,333
Accumulated long-term gain (loss)                                $(104,817,787)
Unrealized appreciation (depreciation)                           $  (1,791,049)

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.52% to 0.395% annually as the Fund's assets increase.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. Effective Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declines from 0.07% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended Aug. 31, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,348,664 for Class A, $521,325 for Class B and $4,955 for Class C for the year ended Aug. 31, 2005.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

For the year ended Aug. 31, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses to 0.94% for Class A, 1.70% for Class B, 1.70% for Class C and 0.78% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $1,354,764, $493,492, $17,606 and $158,983, respectively. In addition, Ameriprise Financial and its affiliates agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until Aug. 31, 2006, such that net expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.59% for Class I and 0.73% for Class Y of the Fund's average daily net assets.

During the year ended Aug. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $117,177 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $7,427,796,615 and $7,752,415,139, respectively, for the year ended Aug. 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                     Year ended Aug. 31, 2005
                                              Class A        Class B         Class C        Class I          Class Y
Sold                                       53,307,133     17,309,061         829,459             --        8,423,475
Issued for reinvested distributions        11,524,807      3,264,247         111,266             --        1,376,611
Redeemed                                  (98,492,883)   (50,438,583)     (1,524,135)            --      (10,161,026)
                                         ------------    -----------      ----------       --------      -----------
Net increase (decrease)                   (33,660,943)   (29,865,275)       (583,410)            --         (360,940)
                                         ------------    -----------      ----------       --------      -----------

                                                                     Year ended Aug. 31, 2004
                                              Class A        Class B         Class C       Class I*          Class Y
Sold                                       51,888,177     18,469,701       1,122,760        166,209       14,733,853
Issued for reinvested distributions        11,728,875      3,911,848         119,675            231        1,341,478
Redeemed                                 (144,542,248)   (82,296,004)     (2,511,111)      (164,403)     (30,501,584)
                                         ------------    -----------      ----------       --------      -----------
Net increase (decrease)                   (80,925,196)   (59,914,455)     (1,268,676)         2,037      (14,426,253)
                                         ------------    -----------      ----------       --------      -----------

* Inception date is March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At Aug. 31, 2005, securities valued at $18,115,920 were on loan to brokers. For collateral, the Fund received $18,330,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $361,192 for the year ended Aug. 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

6. INTEREST RATE FUTURES CONTRACTS

At Aug. 31, 2005, investments in securities included securities valued at $1,734,797 that were pledged as collateral to cover initial margin deposits on 414 open purchase contracts and 2,414 open sale contracts. The notional market value of the open purchase contracts at Aug. 31, 2005 was $48,864,938 with a net unrealized gain of $696,969. The notional market value of the open sale contracts at Aug. 31, 2005 was $267,507,820 with a net unrealized loss of $1,700,150. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. SWAP CONTRACTS

At Aug. 31, 2005, the Fund had the following open total return swap contracts:
                                                                         Termination        Notional              Unrealized
                                                                            date            principal            appreciation
                                                                                                                (depreciation)
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.55%.
Counterparty: Citigroup                                                   09/01/05        $10,500,000              $228,249
Receive total return on Lehman Brothers AAA 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.20%.
Counterparty: Citigroup                                                   10/01/05          7,000,000               150,056
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.40%.
Counterparty: Citigroup                                                   10/01/05          9,100,000               196,640
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.30%.
Counterparty: Citigroup                                                   11/01/05         10,200,000               303,330
                                                                          --------         ----------               -------
Total                                                                                                              $878,275
                                                                                                                   --------

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Aug. 31, 2005. Effective Sept. 20, 2005, the Fund entered into a new revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes, including funding shareholder redemptions.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $104,817,787 at Aug. 31, 2005, that if not offset by capital gains will expire as follows:

                                  2009             2010
                               $78,698,873      $26,118,914

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                              2005      2004        2003        2002       2001
Net asset value, beginning of period                                     $4.87     $4.78       $4.75       $4.86      $4.70
                                                                         -----     -----       -----       -----      -----
Income from investment operations:
Net investment income (loss)                                               .18       .18         .20         .25        .31
Net gains (losses) (both realized and unrealized)                          .03       .08         .03        (.10)       .17
                                                                         -----     -----       -----       -----      -----
Total from investment operations                                           .21       .26         .23         .15        .48
                                                                         -----     -----       -----       -----      -----
Less distributions:
Dividends from net investment income                                      (.19)     (.17)       (.20)       (.25)      (.32)
Tax return of capital                                                       --        --          --        (.01)        --
                                                                         -----     -----       -----       -----      -----
Total distributions                                                       (.19)     (.17)       (.20)       (.26)      (.32)
                                                                         -----     -----       -----       -----      -----
Net asset value, end of period                                           $4.89     $4.87       $4.78       $4.75      $4.86
                                                                         -----     -----       -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                 $1,774    $1,933      $2,280      $2,438     $2,390
Ratio of expenses to average daily net assets(b)                          .94%(c)   .98%(c)     .97%        .95%       .94%
Ratio of net investment income (loss) to average daily net assets        3.67%     3.55%       4.16%       5.17%      6.51%
Portfolio turnover rate (excluding short-term securities)                 300%      279%        256%        169%       115%
Total return(d)                                                          4.38%     5.54%       4.91%       3.13%     10.48%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.02% and 1.00% for the years ended Aug. 31, 2005 and 2004, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                              2005      2004        2003        2002       2001
Net asset value, beginning of period                                     $4.88     $4.78       $4.75       $4.86      $4.70
                                                                         -----     -----       -----       -----      -----
Income from investment operations:
Net investment income (loss)                                               .15       .14         .16         .21        .27
Net gains (losses) (both realized and unrealized)                          .01       .09         .03        (.10)       .17
                                                                         -----     -----       -----       -----      -----
Total from investment operations                                           .16       .23         .19         .11        .44
                                                                         -----     -----       -----       -----      -----
Less distributions:
Dividends from net investment income                                      (.15)     (.13)       (.16)       (.21)      (.28)
Tax return of capital                                                       --        --          --        (.01)        --
                                                                         -----     -----       -----       -----      -----
Total distributions                                                       (.15)     (.13)       (.16)       (.22)      (.28)
                                                                         -----     -----       -----       -----      -----
Net asset value, end of period                                           $4.89     $4.88       $4.78       $4.75      $4.86
                                                                         -----     -----       -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $484      $628        $902      $1,047       $954
Ratio of expenses to average daily net assets(b)                         1.70%(c)  1.73%(c)    1.73%       1.71%      1.70%
Ratio of net investment income (loss) to average daily net assets        2.92%     2.78%       3.40%       4.40%      5.74%
Portfolio turnover rate (excluding short-term securities)                 300%      279%        256%        169%       115%
Total return(d)                                                          3.39%     4.95%       4.12%       2.35%      9.65%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.78% and 1.75% for the years ended Aug. 31, 2005 and 2004, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                              2005      2004        2003        2002       2001
Net asset value, beginning of period                                     $4.88     $4.78       $4.75       $4.86      $4.71
Income from investment operations:
Net investment income (loss)                                               .15       .14         .16         .21        .27
Net gains (losses) (both realized and unrealized)                          .02       .09         .03        (.10)       .16
Total from investment operations                                           .17       .23         .19         .11        .43
Less distributions:
Dividends from net investment income                                      (.15)     (.13)       (.16)       (.21)      (.28)
Tax return of capital                                                       --        --          --        (.01)        --
Total distributions                                                       (.15)     (.13)       (.16)       (.22)      (.28)
Net asset value, end of period                                           $4.90     $4.88       $4.78       $4.75      $4.86
Ratios/supplemental data
Net assets, end of period (in millions)                                    $18       $21         $27         $24        $10
Ratio of expenses to average daily net assets(b)                         1.70%(c)  1.73%(c)    1.74%       1.72%      1.70%
Ratio of net investment income (loss) to average daily net assets        2.93%     2.79%       3.34%       4.33%      5.62%
Portfolio turnover rate (excluding short-term securities)                 300%      279%        256%        169%       115%
Total return(d)                                                          3.60%     4.95%       4.11%       2.35%      9.43%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.79% and 1.75% for the years ended Aug. 31, 2005 and 2004, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                              2005      2004(b)
Net asset value, beginning of period                                     $4.88     $4.91
                                                                         -----     -----
Income from investment operations:
Net investment income (loss)                                               .20       .11
Net gains (losses) (both realized and unrealized)                          .02      (.04)
                                                                         -----     -----
Total from investment operations                                           .22       .07
                                                                         -----     -----
Less distributions:
Dividends from net investment income                                      (.21)     (.10)
                                                                         -----     -----
Net asset value, end of period                                           $4.89     $4.88
                                                                         -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--       $--
Ratio of expenses to average daily net assets(c)                          .60%      .59%(d)
Ratio of net investment income (loss) to average daily net assets        4.01%     3.13%(d)
Portfolio turnover rate (excluding short-term securities)                 300%      279%
Total return(e)                                                          4.53%     1.43%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                              2005      2004        2003        2002       2001
Net asset value, beginning of period                                     $4.88     $4.78       $4.75       $4.86      $4.70
                                                                         -----     -----       -----       -----      -----
Income from investment operations:
Net investment income (loss)                                               .19       .18         .21         .25        .32
Net gains (losses) (both realized and unrealized)                          .02       .10         .03        (.10)       .17
                                                                         -----     -----       -----       -----      -----
Total from investment operations                                           .21       .28         .24         .15        .49
                                                                         -----     -----       -----       -----      -----
Less distributions:
Dividends from net investment income                                      (.20)     (.18)       (.21)       (.25)      (.33)
Tax return of capital                                                       --        --          --        (.01)        --
                                                                         -----     -----       -----       -----      -----
Total distributions                                                       (.20)     (.18)       (.21)       (.26)      (.33)
                                                                         -----     -----       -----       -----      -----
Net asset value, end of period                                           $4.89     $4.88       $4.78       $4.75      $4.86
                                                                         -----     -----       -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $202      $203        $268        $297       $533
Ratio of expenses to average daily net assets(b)                          .78%(c)   .81%(c)     .81%        .78%       .78%
Ratio of net investment income (loss) to average daily net assets        3.85%     3.70%       4.34%       5.30%      6.66%
Portfolio turnover rate (excluding short-term securities)                 300%      279%        256%        169%       115%
Total return(d)                                                          4.34%     5.92%       5.08%       3.29%     10.65%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.86% and 0.83% for the years ended Aug. 31, 2005 and 2004, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP FIXED INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Diversified Bond Fund (a series of AXP Fixed Income Series, Inc.) as of August 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended August 31, 2005, and the financial highlights for each of the years in the five-year period ended August 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Diversified Bond Fund as of August 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

October 20, 2005

--------------------------------------------------------------------------------
41 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Diversified Bond Fund
Fiscal year ended Aug. 31, 2005

Class A

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Sept. 24, 2004                                                          $0.01500
Oct. 25, 2004                                                            0.01511
Nov. 24, 2004                                                            0.01499
Dec. 22, 2004                                                            0.01775
Jan. 27, 2005                                                            0.01500
Feb. 24, 2005                                                            0.01600
March 30, 2005                                                           0.01600
April 28, 2005                                                           0.01700
May 26, 2005                                                             0.01700
June 29, 2005                                                            0.01600
July 28, 2005                                                            0.01600
Aug. 29, 2005                                                            0.01576
Total distributions                                                     $0.19161

Class B

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Sept. 24, 2004                                                          $0.01200
Oct. 25, 2004                                                            0.01181
Nov. 24, 2004                                                            0.01197
Dec. 22, 2004                                                            0.01494
Jan. 27, 2005                                                            0.01135
Feb. 24, 2005                                                            0.01318
March 30, 2005                                                           0.01260
April 28, 2005                                                           0.01412
May 26, 2005                                                             0.01430
June 29, 2005                                                            0.01258
July 28, 2005                                                            0.01310
Aug. 29, 2005                                                            0.01249
Total distributions                                                     $0.15444

--------------------------------------------------------------------------------
42 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Sept. 24, 2004                                                          $0.01201
Oct. 25, 2004                                                            0.01183
Nov. 24, 2004                                                            0.01199
Dec. 22, 2004                                                            0.01496
Jan. 27, 2005                                                            0.01137
Feb. 24, 2005                                                            0.01319
March 30, 2005                                                           0.01263
April 28, 2005                                                           0.01414
May 26, 2005                                                             0.01432
June 29, 2005                                                            0.01260
July 28, 2005                                                            0.01312
Aug. 29, 2005                                                            0.01258
Total distributions                                                     $0.15474

Class I

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Sept. 24, 2004                                                          $0.01652
Oct. 25, 2004                                                            0.01669
Nov. 24, 2004                                                            0.01646
Dec. 22, 2004                                                            0.01910
Jan. 27, 2005                                                            0.01635
Feb. 24, 2005                                                            0.01738
March 30, 2005                                                           0.01766
April 28, 2005                                                           0.01837
May 26, 2005                                                             0.01832
June 29, 2005                                                            0.01753
July 28, 2005                                                            0.01729
Aug. 29, 2005                                                            0.01729
Total distributions                                                     $0.20896

--------------------------------------------------------------------------------
43 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Class Y

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Sept. 24, 2004                                                          $0.01568
Oct. 25, 2004                                                            0.01587
Nov. 24, 2004                                                            0.01567
Dec. 22, 2004                                                            0.01839
Jan. 27, 2005                                                            0.01583
Feb. 24, 2005                                                            0.01665
March 30, 2005                                                           0.01678
April 28, 2005                                                           0.01766
May 26, 2005                                                             0.01761
June 29, 2005                                                            0.01678
July 28, 2005                                                            0.01667
Aug. 29, 2005                                                            0.01649
Total distributions                                                     $0.20008

--------------------------------------------------------------------------------
44 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Aug. 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
45 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

                                                               Beginning         Ending          Expenses
                                                              account value   account value     paid during        Annualized
                                                              March 1, 2005   Aug. 31, 2005    the period(a)      expense ratio
Class A
         Actual(b)                                               $1,000        $1,022.20          $4.79(c)             .94%
         Hypothetical (5% return before expenses)                $1,000        $1,020.47          $4.79(c)             .94%
Class B
         Actual(b)                                               $1,000        $1,018.30          $8.65(c)            1.70%
         Hypothetical (5% return before expenses)                $1,000        $1,016.64          $8.64(c)            1.70%
Class C
         Actual(b)                                               $1,000        $1,018.30          $8.65(c)            1.70%
         Hypothetical (5% return before expenses)                $1,000        $1,016.64          $8.64(c)            1.70%
Class I
         Actual(b)                                               $1,000        $1,023.90          $3.06(c)             .60%
         Hypothetical (5% return before expenses)                $1,000        $1,022.18          $3.06(c)             .60%
Class Y
         Actual(b)                                               $1,000        $1,023.00          $3.98(c)             .78%
         Hypothetical (5% return before expenses)                $1,000        $1,021.27          $3.97(c)             .78%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Aug. 31, 2005: +2.22% for Class A, +1.83% for Class B, +1.83% for Class C, +2.39% for Class I and +2.30% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Ameriprise Financial and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.89% for Class A; 1.65% for Class B; 1.66% for Class C; 0.59% for Class I; and 0.73% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual expenses paid would have been $4.54 for Class A, $8.39 for Class B, $8.44 for Class C, $3.01 for Class I and $3.72 for Class Y; the hypothetical expenses paid would have been $4.53 for Class A, $8.39 for Class B, $8.44 for Class C, $3.01 for Class I and $3.72 for Class Y.

--------------------------------------------------------------------------------
46 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 14 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who must retire after her 75th birthday.

Independent Board Members

Name, address, age                     Position held      Principal occupation during    Other directorships
                                       with Fund and      past five years
                                       length of service
-------------------------------------- ------------------ ------------------------------ ---------------------
Arne H. Carlson                        Board member       Chair, Board Services
901 S. Marquette Ave.                  since 1999         Corporation (provides
Minneapolis, MN 55402                                     administrative services to
Age 71                                                    boards); former Governor
                                                          of Minnesota
-------------------------------------- ------------------ ------------------------------ ---------------------
Philip J. Carroll, Jr.                 Board member       Retired Chairman and CEO,      Scottish Power PLC,
901 S. Marquette Ave.                  since 2002         Fluor Corporation              Vulcan Materials
Minneapolis, MN 55402                                     (engineering and               Company, Inc.
Age 67                                                    construction)                  (construction
                                                                                         materials/chemicals)
-------------------------------------- ------------------ ------------------------------ ---------------------
Patricia M. Flynn                      Board member       Trustee Professor of
901 S. Marquette Ave.                  since 2004         Economics and Management,
Minneapolis, MN 55402                                     Bentley College; former
Age 54                                                    Dean, McCallum Graduate
                                                          School of Business, Bentley
                                                          College
-------------------------------------- ------------------ ------------------------------ ---------------------
Anne P. Jones                          Board member       Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- ------------------ ------------------------------ ---------------------
Stephen R. Lewis, Jr.                  Board member       President Emeritus and         Valmont Industries,
901 S. Marquette Ave.                  since 2002         Professor of Economics,        Inc. (manufactures
Minneapolis, MN 55402                                     Carleton College               irrigation systems)
Age 65
-------------------------------------- ------------------ ------------------------------ ---------------------
Catherine James Paglia                 Board member       Director, Enterprise Asset     Strategic
901 S. Marquette Ave.                  since 2004         Management, Inc. (private      Distribution, Inc.
Minneapolis, MN 55402                                     real estate and asset          (transportation,
Age 53                                                    management company)            distribution and
                                                                                         logistics
                                                                                         consultants)
-------------------------------------- ------------------ ------------------------------ ---------------------
Alan K. Simpson                        Board member       Former three-term United
1201 Sunshine Ave.                     since 1997         States Senator for Wyoming
Cody, WY 82414
Age 74
-------------------------------------- ------------------ ------------------------------ ---------------------
Alison Taunton-Rigby                   Board member       Chief Executive Officer,       Hybridon, Inc.
901 S. Marquette Ave.                  since 2002         RiboNovix, Inc. since 2003     (biotechnology)
Minneapolis, MN 55402                                     (biotechnology); former
Age 61                                                    President, Forester Biotech
-------------------------------------- ------------------ ------------------------------ ---------------------

--------------------------------------------------------------------------------
47 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)*

Name, address, age                     Position held      Principal occupation during    Other directorships
                                       with Fund and      past five years
                                       length of service
-------------------------------------- ------------------ ------------------------------ ---------------------
William F. Truscott                    Board member       President - U.S. Asset
53600 Ameriprise Financial Center      since 2001,        Management and Chief
Minneapolis, MN 55474                  Vice President     Investment Officer of
Age 45                                 since 2002         Ameriprise Financial, Inc.
                                                          and President, Chairman of
                                                          the Board and Chief
                                                          Investment Officer of
                                                          RiverSource Investments, LLC
                                                          since 2005. Senior Vice
                                                          President - Chief Investment
                                                          Officer of Ameriprise
                                                          Financial, Inc. and Chairman
                                                          of the Board and Chief
                                                          Investment Officer of
                                                          RiverSource Investments,
                                                          LLC, 2001-2005; former Chief
                                                          Investment Officer and
                                                          Managing Director, Zurich
                                                          Scudder
-------------------------------------- ------------------ ------------------------------ ---------------------

* Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
48 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

Fund Officers

Name, address, age                     Position held      Principal occupation during    Other directorships
                                       with Fund and      past five years
                                       length of service
-------------------------------------- ------------------ ------------------------------ ---------------------
Jeffrey P. Fox                         Treasurer          Vice President - Investment
105 Ameriprise Financial Center        since 2002         Accounting, Ameriprise
Minneapolis, MN 55474                                     Financial, Inc., since 2002;
Age 50                                                    Vice President - Finance,
                                                          American Express Company,
                                                          2000-2002;  Vice President -
                                                          Corporate Controller,
                                                          Ameriprise Financial, Inc.,
                                                          1996-2000
-------------------------------------- ------------------ ------------------------------ ---------------------
Paula R. Meyer                         President          Senior Vice President -
596 Ameriprise Financial Center        since 2002         Mutual Funds, Ameriprise
Minneapolis, MN 55474                                     Financial, Inc.,  since 2002
Age 51                                                    and Senior Vice President,
                                                          RiverSource Investments, LLC
                                                          since 2004; Vice President
                                                          and Managing Director -
                                                          American Express Funds,
                                                          Ameriprise Financial, Inc.,
                                                          2000-2002; Vice President,
                                                          Ameriprise Financial, Inc.,
                                                          1998-2000
-------------------------------------- ------------------ ------------------------------ ---------------------
Leslie L. Ogg                          Vice President,    President of Board Services
901 S. Marquette Ave.                  General Counsel,   Corporation
Minneapolis, MN 55402                  and Secretary
Age 67                                 since 1978
-------------------------------------- ------------------ ------------------------------ ---------------------
Beth E. Weimer                         Chief Compliance   Vice President and Chief
172 Ameriprise Financial Center        Officer since      Compliance Officer,
Minneapolis, MN 55474                  2004               Ameriprise Financial, Inc.,
Age 52                                                    since 2001 and Chief
                                                          Compliance Officer,
                                                          RiverSource Investments, LLC
                                                          since 2005;  Vice President
                                                          and  Chief Compliance
                                                          Officer -  Asset Management
                                                          and Insurance,  Ameriprise
                                                          Financial Services, Inc.,
                                                          since 2001; Partner, Arthur
                                                          Andersen Regulatory Risk
                                                          Services,  1998-2001
-------------------------------------- ------------------ ------------------------------ ---------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
49 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

During the period covered by this report, Ameriprise Financial, Inc. (formerly American Express Financial Corporation or AEFC) (the investment manager), a wholly-owned subsidiary of American Express Company, served as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource Investments). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource Investments and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
50 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that while the Fund's expenses are higher than the median for its comparison group, the existing fee waiver has been increased to reduce further the expenses the Fund will pay.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Following the period covered by this report, on September 8, 2005, the Board approved a new investment management agreement with RiverSource Investments and recommended its approval by shareholders. The agreement will be considered by shareholders at a meeting scheduled to be held on February 15, 2006. If approved, the new agreement would take effect shortly after such approval. The Board based its approval on, among other factors, its determination that RiverSource Investments, following the spin-off, would be in a position to continue to provide the Fund with a level and quality of services that would meet expectations. The Board also determined that fees to be paid under the new agreement were fair and reasonable in light of the services to be provided.

--------------------------------------------------------------------------------
51 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
52 -- RIVERSOURCE DIVERSIFIED BOND FUND -- 2005 ANNUAL REPORT

    (logo)
RiverSource(SM)
        Investments


RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Fixed Income Series, Inc. were as follows:

                        2005 - $43,500;                       2004 - $43,383

(b) Audit - Related Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Fixed Income Series, Inc. were as follows:

                        2005 - $589;                          2004 - $639

(c) Tax Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for tax compliance related services for AXP Fixed Income Series, Inc. were as follows:

                        2005 - $2,575;                        2004 - $1,994

(d) All Other Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Fixed Income Series, Inc. were as follows:

                        2005 - $776;                          2004 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Aug. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - None;                          2004 - None

         The fees paid for the years ended Aug. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $87,000;                       2004 - $126,900

(h) 100% of the services performed in item (g) above during 2005 and 2004 were pre-approved by the audit committee.

 *2004 represents bills paid 9/1/03 - 8/31/04
  2005 represents bills paid 9/1/04 - 8/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Fixed Income Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          October 31, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          October 31, 2005




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          October 31, 2005